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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported)           May 2, 2001
                                                  -----------------------------

                            SCC Communications Corp.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)

                                    Delaware
               --------------------------------------------------
                 (State or other jurisdiction of incorporation)

        000-29678                                         84-0796285
-------------------------                     ---------------------------------
(Commission File Number)                      (IRS Employee Identification No.)

  6285 Lookout Road, Boulder, Colorado                                  80301
----------------------------------------                             ----------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code        (303) 581-5600
                                                    ---------------------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         Please refer to the attached press release (Exhibit 20.1), which was issued after the close of business on May 10, 2001, concurrently with this filing on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

         (a)      Financial Statements of Businesses Acquired:

                           Not required.

         (b)      Pro Forma Financial Information:

                           Not required.

         (c)      Exhibits:

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
            Exhibit Number                         Description
          ------------------      ----------------------------------------------
                 10.1              Form of Subscription Agreement.
                 10.2              Form of Registration Rights Agreement.
                 20.1              Press Release dated May 10, 2001.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SCC Communications Corp.
                                                 ------------------------------
                                                         (Registrant)

Date: May 10, 2001                       By:     /s/ Michael D. Dingman, Jr.
                                                 ------------------------------
                                                 Michael D. Dingman, Jr.
                                                 Chief Financial Officer